UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 2, 2018

                    FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                    -------------------------------------
            (Exact name of Registrant as specified in its charter)

      Nevada                           001-31540               91-1922863
 --------------------              -------------------       -----------------
(State or other jurisdiction      (Commission File No.)       (IRS Employer
of incorporation)                                           Identification No.)

                              615 Discovery Street
                       Victoria, British Columbia V8T 5G4
                      -------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969

                                       N/A
                      -------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item 2.02   Results of Operations and Financial Condition

     On April 2, 2018, the Company issued a press release announcing the Company's financial results for the year ended December 31, 2017.

Item 8.01   Other Events

     On April 3, 2018, the Company held a conference call to discuss its financial results for the year ended December 31, 2017, as well as other information regarding the Company.

Item 9.01   Exhibits

Exhibit
Number      Description of Document
-------     -----------------------

   99.1      April 2, 2018 Press Release

   99.2 Text of opening remarks by Dan O'Brien April 3, 2018 conference call











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 4, 2018
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.




                                 By: /s/ Daniel B. O'Brien
                                     ----------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer